UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                         Date of Report: June 30, 1999
                                         -------------

                               3Si Holdings, Inc.
                               ------------------
             (Exact Name of Registrant as specified in its charter)


           Wyoming                    0-9358                    83-0245581
           -------                    ------                    ----------
(State or other jurisdiction       (Commission               (I.R.S. Employer
        of incorporation)          File Number)           Identification Number)


                             6886 S. Yosemite Street
                                  Englewood, CO                        80112
                                  -------------                        -----
                  (Address of principal executive offices)           (Zip Code)


                                 (303) 741-9123
                                 --------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

On June 30, 1999, the Registrant consummated the sale of substantially all of its assets - excluding cash, accounts receivable, and its subsidiary, (Kewi.net)
- to P.C. Specialists, Inc., a California corporation.

This item was originally reported on Form 8-K dated July 26, 1999. Corrected terms of the sale are reported below.

         The effective date of the asset sale is May 1, 1999.

         The Registrant was paid $802,000 of the purchase price at closing plus $148,000 for expenses from May 1, 1999 to the date of closing.

         In addition to the $802,000 cash received at closing, the Registrant will also be able to "earn" up to an additional $2,198,000 over a three-year period based upon the contingencies set forth in the agreement. In no event will the purchase price of the assets sold exceed $3,000,000.



Item 7.  Financial Statements and Exhibits

         Exhibit No.                Description
         99-1                       Proforma financial information

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            3Si Holdings, Inc.
                                               (Registrant)


Date:   September 10, 1999                  By: /s/ Frank W. Backes
                                            -------------------------------
                                               Frank W. Backes
                                               Chief Executive Officer